Reit Fund

service and guidance

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professional management


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goals


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1998
Annual
Report


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                  ----------------------------
                  Philadelphia * London]


A TRADITION OF SOUND INVESTING

Commitment

A Commitment To Our Investors

     Delaware Investments has a tradition of money management that dates back to 1929. We have a long and distinguished history of helping individuals and institutions - including some of America's largest pension funds - reach their financial goals.

     Headquartered in Philadelphia, a block from the nation's oldest stock exchange, the Delaware organization established its first mutual fund in 1938. Delaware International Advisers Ltd., our international affiliate, was established in 1990 and is headquartered in London.

     Delaware Investments offers a full range of mutual funds. We also manage investments for variable annuity products, closed-end funds and offer retirement plan services for individuals and businesses.

     Delaware manages approximately $45 billion in mutual fund assets and institutional advisory accounts for more than half-a-million investors.

Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial adviser. Please read the prospectus carefully before you invest or send money.

REIT Fund Objective

To seek to achieve maximum long-term total return. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry.

total return

Table of Contents

Letter to Shareholders               Page 1
Portfolio Manager's Review           Page 3
Performance Summary                  Page 6
Statement of Net Assets              Page 7
Financial Highlights                 Page 10

About Your Fund's
Portfolio Manager

Babak Zenouzi has managed Delaware Investments' REIT Fund since its inception on December 6, 1995. Mr. Zenouzi joined Delaware in 1992 as a quantitative analyst and was subsequently promoted to portfolio manager.
Mr. Zenouzi is a member of the National Association of Real Estate
Investment Trusts, a trade organization. Prior to joining Delaware, Mr.
Zenouzi served as senior vice president at The Boston Company and earned a bachelor's degree from Babson college and an M.S. in Finance from Boston College.

tradition

November 9, 1998

Dear Shareholder:

During fiscal 1998, real estate investment trusts (REITs) were plagued by stock market volatility and negative industry trends. REIT Fund's total return declined by 10.98%* for the 12 months ended October 31, 1998 (for A Class shares with distributions reinvested).

     Still, REIT Fund's fiscal 1998 results were notably better than both the average of its peer group and its unmanaged benchmark, as shown below. Your Fund outperformed the NAREIT Equity REIT Index by almost 200 basis points (2%).

     Since April, REIT stock prices have declined in response to concerns that companies would not be able to sustain their exceptional growth rates of recent years. Worried by bad loans abroad and in the U.S., investors and lending institutions have become wary of credit risk. As a result, commercial mortgage issuance has temporarily hit a brick wall. Nevertheless, we believe REIT Fund remains well-positioned to take advantage of positive long-term real estate trends such as higher rents and domestic economic growth.

     Lack of capital has temporarily made it difficult for REITs to continue acquiring new business, ending a three-year acquisition wave.
The credit crunch has also driven down prices for commercial real estate by as much as 25%, and reduced the supply of new construction. In this environment, we have focused on REITs that can expand using cash flow from operations.

WE BELIEVE REIT FUND REMAINS WELL-POSITIONED TO TAKE ADVANTAGE OF POSITIVE
LONG-TERM REAL ESTATE TRENDS SUCH AS HIGHER RENTS AND DOMESTIC ECONOMIC
GROWTH.

     Reduced property supply has a silver lining - landlords can charge their tenants more. In many markets, rents are moving higher and we expect this to bode well for REIT Fund's income potential.

     While many analysts anticipate that U.S. corporate earnings growth will slow dramatically in 1999, we believe that earnings growth for REITs will remain higher than that of large companies in the Standard &
Poor's 500 Index. We expect REITs' growth rates will average between 9% and 10% in 1999. This is more than twice the amount that analysts generally project for stocks in the S&P 500. In this environment, we will focus on REITs that have access to capital from internal operations.


AVERAGE ANNUAL TOTAL RETURNS*
FOR PERIODS ENDED OCTOBER 31, 1998

                                12 Months           Lifetime
REIT Fund A Class                -10.98%            +18.69%
NAREIT Equity REIT Index         -12.97%            +13.07%
Lipper Real Estate Fund Average
(88 funds)                       -14.05% (43 Funds) +10.55% (89 Funds)

* All performance shown above is at net asset value without effect of sales charges and assumes reinvestment of distributions. Effective
  November 4, 1997, The Real Estate Investment Trust Portfolio was redesignated the "A Class" and a distribution fee of 0.25% was implemented. The A Class performance information prior to that date reflects the performance of the original class and has not been adjusted to reflect the effect of the distribution fee. Complete Fund performance and expense information for all Classes can be found on page 6. Past performance does not guarantee future results. The unmanaged NAREIT Equity REIT Index is a composite of real estate investment trusts that invest in many types of U.S. property.

     On July 22, 1998, Congress passed a new law that limits the special tax benefits of paired-share REITs, an arrangement which permits the equity of both a REIT and its tenant operating company to trade as a single security. This did not affect the real estate industry as much as expected. On the heels of this legislation, one of the Fund's largest holdings abandoned its paired-share status and launched a major corporate restructuring.

     On the pages that follow, Babak Zenouzi, REIT Fund's portfolio manager, talks more about the Fundis positioning during the year, with a focus on changes made to the portfolio since mid-year. We share Mr.
Zenouzi's positive long-term outlook for the real estate market.

     Given the uncertainty that gripped many investors during the period, a careful review of your investments with your financial adviser can help you better prepare for the months and years ahead. We believe that REIT Fund can play an integral part of a long-term asset allocation strategy.

     We thank you for your confidence in Delaware Investments.

Sincerely,

/S/WAYNE A. STORK
Wayne A. Stork
Chairman


/S/JEFFREY J. NICK
Jeffrey J. Nick
President and Chief Executive Officer



PORTFOLIO HIGHLIGHTS

                                    October 31, 1998    October 31, 1997

Median Market Capitalization          $890 million        $900 million
Number of Stocks                           36                  39
Price to Funds from Operations Ratio*     9.1x                12.0x
Top Sector                         Office/Industrial   Office/Industrial
Yield Before Expenses                   6.02%                5.45%

*This is a measure of a REITs cash flow from rents and management fees.
 It is similar to a price-earnings (P/E) ratio for an industrial company. REIT Fund's thirty-day yields measured according to Securities and Exchange Commission guidelines were 4.15%, 3.65%, 3.68%, 4.64% and
 4.64% for A,B,C,E and Institutional Class shares, respectively, as of October 31, 1998.



PORTFOLIO MANAGER'S REVIEW

BY BABAK ZENOUZI

Senior Portfolio Manager

November 9, 1998


CREDIT CRUNCH STALLS ACQUISITIONS

Since October 1997, tenant demand has been strong and rents have been trending higher in many parts of the country. However, financial problems in Russia and other emerging markets have raised concerns about lenders' ability to finance development.

     By the end of the third calendar quarter, investors and banks became more cautious with lending. This made it difficult for REITs to raise capital needed to acquire new properties and companies. We believe this situation may ease over the coming months as a result of the Federal Reserve Board's interest rate cuts in late autumn.

     REIT Fund held several stocks last spring that relied heavily on acquisitions to boost their growth rates. We have since sold those positions to reduce potential volatility. In our opinion, these companies would not have been able to sustain their growth rates going forward.

LOCATION, LOCATION, LOCATION

During the past fiscal year, REIT Fund focused on stocks of REITs that own and operate properties in "infill" locations; that is, areas of the country that have tremendous appeal, but where land is expensive and zoning laws are more restrictive. The demand for these "garden spots" outweighs the supply, which bodes well for companies that own and operate them.

review

     We have found infill locations in the Northwest, Northeast and Mid-
Atlantic regions of the country. Boston Properties, is a good example of a REIT that focuses on infill locations in the Northeast. We bought the stock this past summer after its price had declined to a level we considered a compelling value. Boston Properties has more than 90 commercial properties, including office and industrial properties, hotels and a parking garage.


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ASSET MIX

Multifamily REITs               17.5%

Office/Industrial               38.8%
REITs

Cash                             0.9%

Retail Strip
Centers                         15.8%

Hotels/Diversified REITs        10.8%

Manufatured
Housing                          9.8%

Mall REITs                       7.4%

Self Storage                     3.0%

Office/Industrial               38.8%

As of October 31, 1998, REIT Fund had allocated 39% of net assets to office and industrial REITs. We continue to overweight the portfolio in this sector, as we believe it has solid earnings potential.

     Duke Realty Investments is one of the Fund's largest and oldest holdings in this sector. Duke has consistently outperformed unmanaged
REIT indexes and its office and industrial peers since we purchased the stock back in 1995. Its dividend yield is upwards of 11%, and its internal growth rate is in the 4% to 5% range.

     Duke owns over 380 properties and maintains 5 million square feet of space. Presently, it has an additional 1,700 acres of undeveloped land that can support another 40 million square feet of development.
Duke appears to have strong management supporting its growth.

     Since April, we sold our position in Crescent Real Estate Equities because we questioned the company's ability to maintain its growth rate.
Crescent depended on acquisitions to boost its growth, but was unable to obtain equity capital to make new deals.

Retail Strip Centers

Between April 30 and October 31, we increased your Fund's position in retail strip center REITs from 12.5% to 15.8%. This has been a source of positive performance for the portfolio. We believe the retail sector is more stable since leases are generally for longer time periods and thus, leads to less volatility. The retail sector also relies more on internal expansion to drive earnings growth than other sectors.

     Our new retail REIT purchases have included Kimco Realty
Corporation, which owns and operates neighborhood and community shopping centers mainly along the East Coast, and First Washington Realty Trust, which owns and operates supermarket-anchored neighborhood shopping centers throughout the Mid-Atlantic states.

     In spite of volatility and uncertainty in the capital markets, First Washington continued to experience strong operating performance through the third quarter. Funds from operations (FFO) - a standard measure of operating performance for REITs - increased 54% for the quarter. We believe this stock will do well even if the economy slows.

Hotels

We have continued to limit our exposure to hotel REITs as the hotel business has slowed. We sold several positions since April, including
Glenborough Realty Trust, Golf Trust of America and Innkeepers USA
Trust.

     The growth of these three hotel REITs has hinged upon a consistent acquisition program. Like other REITs, they have not been able to access capital. Ultimately, we believed this would limit further appreciation.
We sold Golf Trust of America in July when it had reached our price target of $35 a share. As of October, the price fell to $27 a share.

     We have also reduced, but not sold, our position in Patriot
American Hospitality. This is the nation's second largest hotel REIT, and one of the only paired-share REITs in the country. While the paired-share REIT legislation had some negative impact on Patriot, the primary reason we sold some of our position was because the company's balance sheet was too highly leveraged. We have maintained a smaller position in Patriot since we still like its Wyndham Hotel and Interstate Hotel franchises.

     Another paired-share REIT in the Fund's portfolio last spring was Starwood Hotel and Resorts. After Congress passed legislation in July limiting the tax advantages of paired-share REITs, Starwood announced it would undergo a $310 million corporate restructuring.

     In August, Starwood took steps to enhance its operating and financial flexibility, and reduce its historical dependence on issuing stock to fund growth. We have continued to hold Starwood, which owns the rights to brand names such as Westin and Sheraton Hotels.

OUTLOOK

As we begin our new fiscal year, your Fund's management is focusing its REIT selection on companies that have solid management, strong balance sheets and good capital structure. We are attempting to avoid REITs whose earnings are primarily acquisition-driven in an effort to preserve capital in the portfolio.

outlook

     For a REIT to grow, capital must come from money raised in the investment marketplace as well as money generated internally. As the credit markets have changed so abruptly in recent months, we have redirected our stock selection strategy toward REITs that have greater access to capital through internal growth rather than through external lending sources.

     As we look ahead, we believe lending and market conditions will improve. Even so, we will remain focused on quality names that offer strong prospects for internal growth, and will avoid companies dependent on acquisitions to support their growth.

AS CREDIT MARKETS HAVE CHANGED SO ABRUPTLY IN RECENT MONTHS, WE HAVE
REDIRECTED OUR STOCK SELECTION STRATEGY TOWARD REITS THAT HAVE GREATER
ACCESS TO CAPITAL THROUGH INTERNAL GROWTH RATHER THAN THROUGH EXTERNAL
LENDING SOURCES.

     We expect continued market volatility over the coming months. We also anticipate that the Federal Reserve may cut interest rates again in fiscal 1999 to sustain U.S. economic growth.

     Growth rates in the real estate industry are likely to moderate in 1999 and 2000. However, our long-term outlook for the real estate market remains positive. We believe that significantly more properties will switch from private hands to REIT ownership over the coming years.


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GLOSSARY

Equity REIT

Publicly-traded real estate investment trust that owns and manages property. A REIT is required to pay at least 95% of its income to shareholders every year as cash dividends to avoid paying corporate income tax.

Paired-Share REIT

A real estate operating company and a non-real estate business such as a hotel chain that operate under the same management. Together these businesses have one publicly traded stock.

NAREIT Equity REIT Index

An unmanaged composite of real estate investment trust stocks compiled by the National Association of Real Estate Investment Trusts, a trade group.

Property Classes

Most commercial buildings are graded as Class A, B, C, or D with A being the highest. Buildings are graded on such qualities as location, construction materials used, amenities and decade in which the building was constructed.

Securitization

The process in which an asset held by a private concern becomes public by offering shares of stock to investors.

Performance Summary

[GRAPHIC OMITTED: worm chart REIT FUND'S LIFETIME PERFORMANCE]

REIT FUND'S LIFETIME PERFORMANCE

GROWTH OF A $10,000 INVESTMENT
DECEMBER 6, 1995 THROUGH OCTOBER 31, 1998

Period           REIT Fund      NAREIT Equity     Lipper Real Estate
End               A Class         REIT Index         Fund Average

Dec.
'95                9,524             10,000             10,000
Jan.
'96               10,059             10,165             10,255
Apr.
'96               10,155             10,280             10,687
Jul.
'96               10,713             10,762             11,296
Oct.
'96               12,012             11,719             13,083
Jan.
'97               14,318             13,678             13,311
Apr.
'97               14,242             13,248             14,015
Jul.
'97               16,395             14,744             15,945
Oct.
'97               17,597             15,556             16,002
Jan.
'98               18,307             16,181             16,049
Apr.
'98               17,892             15,663             16,237
Jul.
'98               16,746             14,445             15,352
Oct.
'98              $15,502            $13,567            $14,570

Footnote reads:

Chart assumes $10,000 invested on December 6, 1995 and includes the effect of a 5.75% maximum front-end sales charge and the reinvestment of all dividends and capital gains. Effective November 4, 1997, The
Real Estate Investment Trust Portfolio was redesignated the "A Class" and a distribution fee of 0.25% was implemented. The A Class performance information prior to that date reflects the performance of the original class and has not been adjusted to reflect the effect of the distribution fee. Performance of other classes of REIT Fund will vary due to differing charges and expenses. Past performance does not guarantee future results. Effective November 2, 1998, the maximum sales charge on Class A shares was raised from 4.75% to 5.75% for investments of less than $50,000.


REIT FUND PERFORMANCE
AVERAGE ANNUAL TOTAL RETURNS THROUGH OCTOBER 31, 1998

                                Lifetime    One Year
A Class (Est. 12/6/95)
     Excluding Sales Charge     +18.69%     -10.98%
     Including Sales Charge     +16.29%     -16.09%

B Class (Est. 11/11/97)
     Excluding Sales Charge     -11.31%
     Including Sales Charge     -15.34%

C Class (Est. 11/11/97)
     Excluding Sales Charge     -11.31%
     Including Sales Charge     -12.11%

Returns reflect reinvestment of distributions and any applicable sales charges as noted below. Return and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost.
B and C Class results excluding sales charge assumes either that contingent sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

Effective November 4, 1997, The Real Estate Investment Trust Portfolio was redesignated whereby the legal name of the original class (the
"Pooled Trust Class") was changed to the "A Class" and a distribution fee of 0.25% was implemented. The A Class performance information prior to that date reflects the performance of the original class and has not been adjusted to reflect the effect of the distribution fee.

A Class shares have a 5.75% maximum front-end sales charge and a 12b-1 fee.
B Class shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 5% if redeemed before the end of the sixth year.
C Class shares have a 1% annual distribution and service fee. If redeemed within 12 months, a 1% contingent deferred sales charge applies.

The average annual total returns for the lifetime and one-year periods as of October 31, 1998, for REIT Fund's Institutional Class and E Class shares, which are available without sales or asset based distribution charges only to certain eligible institutional accounts, were +18.80% and -10.73%, respectively. The E Class and Institutional Class were originally made available on November 4, 1997 and November 11, 1997 respectively; performance prior to that date reflects the performance of the original class (established 12/6/95) which operated under a substantially similar expense structure.



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


FINANCIAL STATEMENTS
DELAWARE POOLED TRUST, INC. -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
STATEMENT OF NET ASSETS
OCTOBER 31, 1998

                                                          NUMBER OF        MARKET
                                                           SHARES           VALUE
-----------------------------------------------------------------------------------
COMMON STOCK - 99.04%
HOTELS/DIVERSIFIED REITS - 10.76%
*Catellus Development                                     148,100     $2,036,375
Newhall Land & Farming                                     83,600      1,948,925
Patriot American Hospitality                              168,701      1,497,223
Starwood Hotels & Resorts Trust                            75,900      2,148,919
                                                                    ------------
                                                                       7,631,442
                                                                    ------------
MALL REITS - 7.42%
General Growth Properties                                  54,300      1,931,044
Simon Property Group                                       58,900      1,763,319
Taubman Centers                                           114,400      1,565,850
                                                                    ------------
                                                                       5,260,213
                                                                    ------------
MANUFACTURED HOUSING REITS - 5.79%
Chateau Communities                                        63,348      1,860,847
Sun Communities                                            67,000      2,240,313
                                                                    ------------
                                                                       4,101,160
                                                                    ------------
MULTIFAMILY REITS - 17.48%
Apartment Investment & Management                          69,200      2,417,675
Avalon Bay Communities                                     67,794      2,177,882
Camden Property Trust                                      75,800      2,037,125
Equity Residential Properties                              48,600      2,041,200
Essex Property Trust                                       69,800      2,189,975
Grove Property Trust                                      149,100      1,528,275
                                                                    ------------
                                                                      12,392,132
                                                                    ------------
OFFICE/INDUSTRIAL REITS - 38.76%
Alexandria Real Estate Equities                            82,700      2,207,056
AMB Property                                               53,700      1,235,100
Boston Properties                                          50,900      1,450,650
Cabot Industrial Trust                                     88,400      1,768,000
CarrAmerica Realty                                        106,100      2,387,250
Duke Realty Investments                                    97,900      2,337,362
Equity Office Properties Trust                            101,502      2,436,048
First Industrial Realty                                    72,800      1,865,500
Liberty Property Trust                                     67,200      1,545,600
Prentiss Properties Trust                                  88,200      1,819,125
Reckson Associates Realty                                 115,000      2,609,063
SL Green Realty                                           105,200      1,992,225
Spieker Properties                                         59,000      2,035,500
Trizec Hahn                                                93,000      1,784,438
                                                                    ------------
                                                                      27,472,917
                                                                    ------------
RETAIL STRIP CENTERS - 15.83%
Developers Diversified Realty                              92,800      1,751,600
First Washington                                           78,000      1,764,750
JDN Realty                                                 86,750      1,848,859
Kimco Realty                                               63,600      2,532,075
New Plan Excel Realty Trust                                71,160      1,618,890
Pan Pacific Retail Properties                              91,300      1,706,169
                                                                    ------------
                                                                      11,222,343
                                                                    ------------
SELF-STORAGE REITS - 3.00%
Public Storage                                             79,800      2,129,662
                                                                    ------------
                                                                       2,129,662
                                                                    ------------
Total Common Stock (cost $72,380,468)                                 70,209,869
                                                                    ------------

                                                          Principal
                                                           Amount
REPURCHASE AGREEMENTS - 1.12%
With Chase Manhattan 5.30% 11/02/98 (dated
     10/30/98, collateralized by $264,000
     U.S. Treasury Notes 5.75% due 10/31/02,
     market value $285,388)                              $280,000        280,000
With J.P. Morgan 5.25% 11/02/98 (dated
     10/30/98, collateralized by $88,000
     U.S. Treasury Notes 5.25% due 1/31/01,
     market value $91,399 and by $69,000 U.S.
     Treasury Notes 5.50% due 2/28/03, market
     value $72,465 and by $9,000 U.S. Treasury
     Notes 5.625% due 11/30/00, market
     value $9,695 and $81,000 U.S. Treasury
     Notes 6.25% due 1/31/02, market
     value $86,984)                                       255,000        255,000
With PaineWebber 5.30% 11/02/98 (dated
     10/30/98, collateralized by $98,000
     U.S. Treasury Notes 5.625% due 5/15/01,
     market value $104,166 and $84,000 U.S.
     Treasury Notes 6.50% due 8/31/01,
     market value $90,422 and $63,000 U.S.
     Treasury Notes 7.50% due 5/15/02,
     market value $72,034)                                261,000        261,000
                                                                    ------------
Total Repurchase Agreements (cost $796,000)                              796,000
                                                                    ------------

TOTAL MARKET VALUE OF SECURITIES - 100.16%
     (COST $73,176,468)                                              $71,005,869
                                                                    ------------
LIABILITIES NET OF RECEIVABLES AND OTHER
     ASSETS - (0.16%)                                                   (117,613)
                                                                    ------------
NET ASSETS APPLICABLE TO 5,457,465 SHARES
     ($0.01 PAR VALUE) OUTSTANDING - 100.00%                         $70,888,256
                                                                    ============

NET ASSET VALUE - THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
     A CLASS ($13,340,588 / 1,027,530 SHARES)                             $12.98
                                                                          ======

NET ASSET VALUE - THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
     B CLASS ($12,801,873 / 985,683 SHARES)                               $12.99
                                                                          ======

NET ASSET VALUE - THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
     C CLASS ($2,434,729 / 187,444 SHARES)                                $12.99
                                                                          ======

NET ASSET VALUE - THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
     INSTITUTIONAL CLASS ($1,504,323 / 115,787 SHARES)                    $12.99
                                                                          ======

NET ASSET VALUE - THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
     E CLASS ($40,806,743 / 3,141,021 SHARES)                             $12.99
                                                                          ======

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1998:
Common stock, $0.01 par value, 2,000,000,000 shares authorized to Delaware Pooled Trust, Inc. with 50,000,000 shares
     allocated to The Real Estate Investment Trust Portfolio         $68,928,998
Undistributed net investment income                                    1,350,932
Accumulated net realized gain on investments                           2,778,925
Net unrealized depreciation of investments                            (2,170,599)
                                                                    ------------
Total Net Assets                                                     $70,888,256
                                                                    ============

------------------------
REIT - Real Estate Investment Trust
* Non-income producing security

NET ASSET VALUE AND OFFERING PRICE PER SHARE -
     THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
Net Asset Value A Class                                                   $12.98
Sales charge (4.75% of offering price or 5.01% of
     amount invested per share) (B)                                         0.65
                                                                          ------
Offering price                                                            $13.63
                                                                          ======

------------------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See How to Buy Shares in the current prospectus for purchases of $50,000 or more. See Notes to Financial Statements for change in front-end sales charge effective November 2, 1998.

See accompanying notes






DELAWARE POOLED TRUST, INC. -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1998

INVESTMENT INCOME:
Dividends                                              $3,954,429
Interest                                                   66,959     $4,021,388
                                                     ------------

EXPENSES:
Management fees                                           543,001
Distribution expense                                      116,778
Dividend disbursing and transfer agent fees
  and expenses                                             84,252
Accounting and administration                              28,718
Registration fees                                          27,332
Professional fees                                          19,210
Reports and statements to shareholders                     13,197
Taxes (other than taxes on income)                          5,143
Custodian fees                                              3,982
Other                                                       8,894        850,507
                                                     ------------   ------------
Less expenses absorbed by Delaware Management
  Company                                                               (118,126)
                                                                    ------------
Total expenses                                                           732,381
                                                                    ------------

NET INVESTMENT INCOME                                                  3,289,007
                                                                    ------------

NET REALIZED AND UNREALIZED GAIN (LOSS)
     ON INVESTMENTS:
Net realized gain on investments                                       2,783,948
Net change in unrealized appreciation/depreciation
     of investments                                                  (15,725,684)
                                                                    ------------
NET REALIZED AND UNREALIZED
     LOSS ON INVESTMENTS                                             (12,941,736)
                                                                    ------------
NET DECREASE IN NET ASSETS RESULTING
     FROM OPERATIONS                                                 $(9,652,729)
                                                                    ============

See accompanying notes






DELAWARE POOLED TRUST, INC. -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

                                                       YEAR ENDED       YEAR ENDED
                                                        10/31/98         10/31/97
                                                      ------------    ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income                                  $3,289,007      $2,009,554
Net realized gain on investments                        2,783,948       2,948,532
Net change in unrealized appreciation/depreciation of
investments                                           (15,725,684)     11,291,570
                                                     ------------    ------------
Net increase (decrease) in net assets resulting from
operations                                             (9,652,729)     16,249,656
                                                     ------------    ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  A Class                                                (233,551)     (1,524,572)
  B Class                                                (168,186)             --
  C Class                                                 (26,850)             --
  Institutional Class                                    (113,915)             --
  E Class                                              (3,049,187)             --
Net realized gain on investments:
  A Class                                                 (31,854)     (1,672,794)
  B Class                                                 (44,406)             --
  C Class                                                  (4,998)             --
  Institutional Class                                    (109,306)             --
  E Class                                              (2,745,948)             --
                                                     ------------    ------------
                                                       (6,528,201)     (3,197,366)
                                                     ------------    ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  A Class                                              18,899,466      19,188,692
  B Class                                              16,282,975              --
  C Class                                               2,912,202              --
  Institutional Class                                   5,252,183              --
  E Class                                              54,856,483              --
Net asset value of shares issued upon reinvestment
of distributions from net investment income and net
realized gain on investments:
  A Class                                                 240,840       3,197,366
  B Class                                                 163,496              --
  C Class                                                  25,241              --
  Institutional Class                                     223,221              --
  E Class                                               5,669,978              --
                                                     ------------    ------------
                                                      104,526,085      22,386,058
                                                     ------------    ------------

Cost of shares repurchased:
  A Class                                             (64,151,749)     (1,816,777)
  B Class                                              (1,568,218)             --
  C Class                                                (144,365)             --
  Institutional Class                                  (3,514,603)             --
  E Class                                              (8,167,173)             --
                                                     ------------    ------------
                                                      (77,546,108)     (1,816,777)
                                                     ------------    ------------
Increase in net assets derived from capital share
transactions                                           26,979,977      20,569,281
                                                     ------------    ------------
NET INCREASE IN NET ASSETS                             10,799,047      33,621,571

NET ASSETS:
Beginning of year                                      60,089,209      26,467,638
                                                     ------------    ------------
End of year                                           $70,888,256     $60,089,209
                                                     ============    ============

See accompanying notes






DELAWARE POOLED TRUST, INC. -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
FINANCIAL HIGHLIGHTS

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                   REIT Fund                    REIT Fund
                                    A Class                      B Class
                                 ------------                 ------------
                       Year          Year       12/6/95(1)      11/11/97(1)
                       Ended         Ended          to              to
                     10/31/98(3)   10/31/97       10/31/96       10/31/98
Net asset value,
beginning of
period                $16.260       $12.490       $10.000         $16.230

Income (loss) from
investment operations:
  Net investment
  income                1.118         0.616         0.652           0.914

  Net realized and
  unrealized gain (loss)
    on investments     (2.713)        4.664         1.938          (2.559)
                 ------------  ------------  ------------    ------------
  Total from
  investment
  operations           (1.595)        5.280         2.590          (1.645)
                 ------------  ------------  ------------    ------------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income            (0.865)       (0.720)       (0.100)         (0.775)
     Distributions
     from net
     realized gains
       on investments  (0.820)       (0.790)           --          (0.820)
                 ------------  ------------  ------------    ------------
     Total dividends
     and distributions (1.685)       (1.510)       (0.100)         (1.595)
                 ------------  ------------  ------------    ------------

Net asset value,
end of period         $12.980       $16.260       $12.490         $12.990
                 ============  ============  ============    ============

Total return(2)       (10.98%)       46.50%        26.12%         (11.31%)

Ratios and
supplemental data:
     Net assets,
     end of period
     (000 omitted)    $13,340       $60,089       $26,468         $12,802
     Ratio of expenses
     to average net
     assets             1.11%         0.82%         0.89%           1.86%
     Ratio of expenses
     to average net
     assets prior
     to expense
     limitation         1.27%         0.99%         1.02%           2.02%
     Ratio of net
     investment income
     to average net
     assets             4.31%         4.25%         6.70%           3.56%
     Ratio of net
     investment income
     to average net
     assets prior to
     expense limitation 4.15%         4.08%         6.57%           3.40%
     Portfolio turnover   51%           58%          109%             51%


                              REIT Fund         REIT Fund           REIT Fund
                               C Class     Institutional Class       E Class
                            ------------  ---------------------   ------------
                            11/11/97(1)       11/11/97(1)         11/4/97(1)
                                 to                to                  to
                              10/31/98          10/31/98            10/31/98
Net asset value,
beginning of
period                         $16.230           $16.230             $16.340

Income (loss) from
investment operations:
  Net investment
  income                         0.914             1.134               1.134

  Net realized and
  unrealized gain (loss)
    on investments              (2.559)           (2.659)             (2.769)
                          ------------      ------------        ------------
  Total from
  investment
  operations                    (1.645)           (1.525)             (1.635)
                          ------------      ------------        ------------

Less dividends
and distributions:
     Dividends
     from net
     investment
     income                     (0.775)           (0.895)             (0.895)
     Distributions
     from net
     realized gains
       on investments           (0.820)           (0.820)             (0.820)
                          ------------      ------------        ------------
     Total dividends
     and distributions          (1.595)           (1.715)             (1.715)
                          ------------      ------------        ------------

Net asset value,
end of period                  $12.990           $12.990             $12.990
                          ============      ============        ============

Total return(2)                (11.31%)          (10.56%)            (11.17%)

Ratios and
supplemental data:
     Net assets,
     end of period
     (000 omitted)              $2,435            $1,504             $40,807
     Ratio of expenses
     to average net
     assets                      1.86%             0.86%               0.86%
     Ratio of expenses
     to average net
     assets prior
     to expense
     limitation                  2.02%             1.02%               1.02%
     Ratio of net
     investment income
     to average net
     assets                      3.56%             4.56%               4.56%
     Ratio of net
     investment income
     to average net
     assets prior to
     expense limitation          3.40%             4.40%               4.40%
     Portfolio turnover            51%               51%                 51%

------------------------
1 Date of commencement of operations; ratios have been annualized and total return has not been annualized.
2 Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge.
3 Effective November 4, 1997, the original class of The Real Estate Investment Trust
  Portfolio was redesignated the REIT Fund A Class and became subject to a 0.25%
  12B-1 distribution fee. Before that date, that class was not subject to such a fee and the financial highlights presented above for that prior period have not been restated to reflect a 0.25% fee. In conjunction with the redesignation of the original class, four additional classes of shares (REIT Fund B Class, REIT C
  Class, REIT Fund Institutional Class and The Real Estate Investment Trust
  Portfolio Class, referred to in the table as "E Class") were created. REIT Fund A
  Class shares representing $54.9 million and $1.8 million were exchanged by shareholders for E Class and REIT Fund Institutional Class shares, respectively.

See accompanying notes




DELAWARE POOLED TRUST, INC. -
THE REAL ESTATE INVESTMENT TRUST PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 1998

The Real Estate Investment Trust Portfolio (the "Fund") is a series of Delaware Pooled Trust, Inc. which is registered as a diversified open-end investment company under the Investment Company Act of 1940, as amended. The Fund is organized as a Maryland Corporation and currently offers five classes of shares. The Real Estate Investment Trust Portfolio A Class carries a front-end sales charge which was raised from 4.75% to 5.75% effective November 2, 1998. The Real Estate Investment Trust Portfolio B Class carries a back-end deferred sales charge, The Real Estate Investment Trust Portfolio C Class carries a level load deferred sales charge, and The Real Estate Investment Trust Portfolio Institutional and E Classes carry no sales charge. This report contains information relating only to The Real Estate Investment Trust Portfolio. All other Pooled Trust series are included in a separate report.

The Fund seeks to achieve a maximum long-term total return, with capital appreciation a secondary objective. It seeks to achieve its objectives by investing in securities of companies primarily engaged in the real estate industry. The Portfolio will invest at least 65% of its assets in stocks of real estate investment trusts.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of the close of the NYSE on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

Class Accounting - Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund declares and pays dividends from net investment income on a quarterly basis. Net capital gains, if any, will be distributed annually.

Certain expenses of the Fund are paid through "soft dollar" arrangements with brokers. The amount of these expenses is less than 0.01% of the Fund's average daily net assets.

2. Investment Management and Other Transactions with Affiliates
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company ("DMC"), the Investment Manager of the Fund, an annual fee, which is calculated at the rate of 0.75% of the average daily net assets of the Fund, less the fees paid to the unaffiliated directors. At October 31, 1998, the Fund had a liability for Investment Management fees and other expenses payable to DMC of $27,084.

Lincoln Investment Management, Inc., an affiliate of DMC, receives 30% of the advisory fee paid to DMC for acting as sub-advisor to the Fund.

DMC has elected to waive that portion of its management fee and reimburse the Fund to the extent that annual operating expenses exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, exceed 0.86% of the Fund's average daily net assets through October 31, 1998.

The Fund has engaged Delaware Service Company, Inc. ("DSC"), an affiliate of DMC, to provide dividend disbursing, transfer agent, and accounting services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums. At October 31, 1998, the Fund had a liability for such fees and other expenses payable to DSC of $10,929.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. ("DDLP"), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily net assets attributable to A Class shares and 1.00% of the average daily net assets attributable to B Class and C Class shares. At October 31, 1998, the Fund had a liability for distribution fees and other expenses payable to DDLP and other affiliates of $1,248.

For the year ended October 31, 1998, DDLP earned $42,513 for commissions on sales of A Class shares.

Certain officers of DMC, DSC and DDLP are officers, directors and/or employees of the Fund. These officers, directors and employees are not compensated by the Fund.

3. Investments
During the year ended October 31, 1998, the Fund made purchases of $59,996,903 and sales of $36,235,492 of investments other than U.S. government securities and temporary cash investments.

For the year ended October 31, 1998, sales include $3,332,119 of investment securities delivered to shareholders in exchange for 206,517 shares redeemed by The Real Estate Investment Trust Portfolio.

At October 31, 1998, the aggregate cost of securities for federal income tax purposes was $74,013,741.

At October 31, 1998, net unrealized depreciation for federal income tax purposes aggregated $3,007,872, of which $3,160,786 related to unrealized appreciation of securities and $6,168,658 related to unrealized depreciation of securities.


Notes to Financial Statements (Continued)

4. Capital Stock
Transactions in capital stock shares were as follows:

                               Year Ended           Year Ended
                                10/31/98             10/31/97
Shares sold:
     A Class                    1,265,036           1,438,178
     B Class                    1,085,487                  --
     C Class                      196,042                  --
     Institutional Class          346,250                  --
     E Class                    3,348,843                  --

Shares issued upon reinvestment of distributions
     from net investment income and net realized
     gains on investments;
     A Class                       16,895             265,342
     B Class                       11,336                  --
     C Class                        1,754                  --
     Institutional Class           14,989                  --
     E Class                      380,536                  --
                             ------------        ------------
                                6,667,168           1,703,520
                             ------------        ------------

Shares repurchased:
     A Class                   (3,949,165)           (127,788)
     B Class                     (111,140)                  0
     C Class                      (10,352)                  0
     Institutional Class         (245,452)                  0
     E Class                     (588,358)                  0
                             ------------        ------------
                               (4,904,467)           (127,788)
                             ------------        ------------

Net Increase                    1,762,701           1,575,732
                             ============        ============

5. Lines of Credit
The Fund has a committed line of credit for $2,600,000. No amount was outstanding at October 31, 1998 or at any time during the fiscal year.

6. Credit and Market Risk
The Fund may invest up to 10% of its total assets in illiquid securities which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

DELAWARE POOLED TRUST, INC. - THE REAL ESTATE INVESTMENT TRUST PORTFOLIO REPORT OF INDEPENDENT AUDITORS

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS
DELAWARE POOLED TRUST, INC. - THE REAL ESTATE INVESTMENT TRUST PORTFOLIO

We have audited the accompanying statement of net assets of Delaware Pooled Trust, Inc. - The Real Estate Investment Trust Portfolio (the "Fund") as of October 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Pooled Trust, Inc. - The Real Estate Investment Trust Portfolio at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                                   /S/ERNST & YOUNG LLP

Philadelphia, Pennsylvania
December 4, 1998



THIS ANNUAL REPORT IS FOR THE INFORMATION OF REIT FUND SHAREHOLDERS, BUT IT MAY BE USED with prospective investors when preceded or accompanied by a current Prospectus for REIT Fund, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. You should read the prospectus carefully before you invest. Summary investment results are documented in the Fund's current Statement of Additional Information. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BOARD OF DIRECTORS

WAYNE A. STORK
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

JEFFREY J. NICK
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

WALTER P. BABICH
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

JOHN H. DURHAM
Partner, Complete Care Services
Horsham, PA

ANTHONY D. KNERR
Consultant, Anthony Knerr & Associates
New York, NY

ANN R. LEVEN
Treasurer, National Gallery of Art
Washington, DC

W. THACHER LONGSTRETH
City Councilman
Philadelphia, PA

THOMAS F. MADISON
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

CHARLES E. PECK
Secretary/Treasurer, Enterprise Homes, Inc.
Fredericksburg, VA
Affiliated Officers


AFFILIATED OFFICERS

DAVID K. DOWNES
Executive Vice President, Chief Financial Officer and Chief Operating Officer
Delaware Investments Family of Funds
Philadelphia, PA

GEORGE M. CHAMBERLAIN, JR.
Senior Vice President, Secretary
and General Counsel
Delaware Investments Family of Funds
Philadelphia, PA

BRUCE D. BARTON
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA


[GRAPHIC OMITTED: PHOTO OF TWO GLOBES]

directors & officers


INVESTMENT MANAGER
Delaware Management Company
Philadelphia, Pennsylvania

INTERNATIONAL AFFILIATE
Delaware International Advisers Ltd.
London, England

SUBADVISER
Lincoln Investment Management
Fort Wayne, IN

NATIONAL DISTRIBUTOR
Delaware Distributors, L.P.
Philadelphia, Pennsylvania

SHAREHOLDER SERVICING,
DIVIDEND DISBURSING
AND TRANSFER AGENT
Delaware Service Company, Inc.
Philadelphia, Pennsylvania

1818 Market Street
Philadelphia, PA 19103-3682

When used with prospective investors, this report must be preceded or accompanied by a current REIT Fund Prospectus and the Delaware
Investments Performance Update for the most recently completed calendar quarter. For a prospectus of any other mutual fund from Delaware
Investments, contact your financial adviser or Delaware Investments.

For Shareholders
1.800.523.1918

For Securities Dealers
1.800.362.7500

For Financial Institutions
Representatives Only
1.800.659.2265


www.delawarefunds.com

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, and involve investment risk, including the possible loss of the principal amount invested. Shares of the Fund are not bank or credit union deposits.

(copyright) Delaware Distributors, L.P.

[GRAPHIC OMITTED: LOGO OF DELAWARE INVESTMENTS
                  ----------------------------
                  Philadelphia * London]

Printed in the USA
on recycled paper

(1268)
AR-187[10/98]TKO12/98